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
  BRIGHTHOUSE LIFE INSURANCE COMPANY  BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
    BRIGHTHOUSE SEPARATE ACCOUNT A     BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT B
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
Series VA (offered on and after May 2, 2016)       Class VA (offered on and after May 2, 2016)
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                     Supplement dated February 12, 2018 to
                   the prospectuses dated February 12, 2018

This supplement describes the Annuity Date provision under the contract offered by the selling firm with which your account representative is associated. This supplement applies to the Series VA (offered on and after May 2, 2016) and Class VA (offered on and after May 2, 2016) variable annuity contracts issued by Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of
NY, respectively ("we" or "us"). This supplement provides information in addition to that contained in the prospectuses dated February 12, 2018 for the contracts. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 11225 North Community House Road, Charlotte, NC
28277 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

ANNUITY DATE

In the "ANNUITY PAYMENTS (THE INCOME PHASE)--Annuity Date" section of the prospectus, replace the second and third paragraphs with the following:

   When you purchase the contract, the Annuity Date will be the later of the first day of the calendar month after the Annuitant's 90th birthday or 10 years from the date your contract was issued. You can change or extend the Annuity Date at any time before the Annuity Date with 30 days prior notice to us, subject to restrictions that may apply in your state. However, if you have bought your contract through the selling firm to which your account representative is associated, you cannot extend your Annuity Date to a date beyond age 95 of the Annuitant unless your contract is held through a custodial account, such as an IRA held in a custodial account (see "Other
   Information--Annuitant" for the definition of Annuitant and permitted changes of the Annuitant).

   PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOUR BENEFICIARY (OR
   BENEFICIARIES) IS INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED.
   ADDITIONALLY, IF YOU HAVE SELECTED A LIVING BENEFIT RIDER SUCH AS A
   GUARANTEED WITHDRAWAL BENEFIT (GWB) OR GUARANTEED LIFETIME WITHDRAWAL
   BENEFIT (GLWB), AND THE RIDER CONTINUES IN EFFECT AT THE TIME OF
   ANNUITIZATION, ANNUITIZING YOUR CONTRACT TERMINATES THE RIDER, INCLUDING ANY
   GUARANTEED PRINCIPAL ADJUSTMENT THAT MAY BE PROVIDED BY THE RIDER. For a GWB or GLWB rider where annuitization must occur no later than age 95 of the Annuitant, there are several annuity income options to choose from during the Income Phase of which you should be aware. In the prospectus, see
   "Living Benefits--Operation of the Guaranteed Withdrawal Benefit--Guaranteed
   Withdrawal Benefit and Annuitization" (for the GWB) or "Living
   Benefits--Operation of the GLWB--Guaranteed Lifetime Withdrawal Benefit and
   Annuitization" (for the GLWB).

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                                                        Telephone: 800-343-8496

                                                                SUPP-MLVA3-0218